1 NASDAQ: ISTR Investor Presentation November 21, 2014 Exhibit 99.1

Forward-looking Statements

This presentation may include forward-looking statements as
defined by the Private Securities Litigation Reform Act of
1995. These forward-looking statements are based upon
current expectations and assumptions about our business that are subject to a variety of risks and uncertainties that could cause the actual results to differ materially from those
described in this presentation. You should not rely on
forward-looking statements as a prediction of future events.
Additional information regarding factors that could cause
actual results to differ materially from those discussed in any forward looking statements are described in reports and
registration statements we file with the SEC, including our
Annual Report on Form 10-K and subsequent Quarterly
Reports on Form 10-Q and Current Reports on Form 8-K,
copies of which are available on the Investar internet website
http://www.investarbank.com.
We disclaim any obligation to update any forward-looking
statements or any changes in events, conditions or
circumstances upon which any forward-looking statement
may be based except as required by law.
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Senior Management
John J. D’Angelo,
President & CEO
Christopher L. Hufft,
Chief Accounting Officer
• Founding President and Chief Executive Officer
• New Orleans native; graduate of Louisiana State University
• Prior to founding Investar, Mr. D’Angelo was president and director of Aegis
Lending Corporation, a mortgage lending company with operations in 46 states and the District of Columbia
• Previously, Mr. D’Angelo held various senior positions at Hibernia National Bank
(the predecessor to Capital One Bank, N.A.), focusing on the East Baton Rouge
Parish, Louisiana, market
• Current ownership of 1.9%
• Joined the Bank in February 2014 as Chief Accounting Officer
• Prior to joining the Bank, Mr. Hufft served for 9 years as the Vice President of
Accounting at Amedisys, Inc., a publicly-traded home health and hospice company
• Mr. Hufft, a licensed certified public accountant, also spent seven years in public accounting, serving both public and privately-held clients in the banking, healthcare and manufacturing sectors
• B.S. Accounting – Louisiana State University
Travis M. Lavergne,
Chief Credit Officer
• Served as Executive Vice President and Chief Credit Officer since March, 2013 and
Chief Risk Management Officer since joining in July 2012
• Prior to joining the Bank, Mr. Lavergne was a Senior Examiner at the Louisiana
Office of Financial Institutions from September 2005 to July 2012
• B.S. Finance – Louisiana State University
• M.B.A. Southeastern Louisiana University

Accomplishments to Date
Key Areas Staffed with Experienced Bankers
Very Strong Growth Complemented by Two Successful Acquisitions
High Quality Organic Loan Portfolio
Nimble Institution Able to Shift Resources as Customers’ Demands Change
Firmly Established in Four Key Louisiana Markets
Since commencing operations in June 2006, Investar has successfully established a profitable commercial bank in multiple growth markets:

Completed Initial Public Offering of 3.3 million shares generating net proceeds of
$41.5 million

Franchise Overview
Franchise History Branch Map

Current
June 2006 – Chartered with aninitial
capitalization of $10.1 million
2H 2011 – Opened two additional
branches in Baton Rouge Market
May 2013 – Entered the Hammond
market through the acquisition of First
Community Bank
June 2006
October 2011
October 1, 2011 – Acquired South
Louisiana Business Bank
December 2012
May 2013
July 2013
July 2013 – Entered Lafayette
market by openinga de novo branch
December 2012 – Entered the New
Orleans market through the purchase of
two closed branch locations and
hiring of local bankers
•
11 full-service branches in the Baton Rouge, New
Orleans, Hammond, and Lafayette markets
•
175 employees at 9/30/14
•
One new branch opening in 2015
•
5-year CAGRs¹
– Assets – 34.8%
– Loans – 33.2%
– Deposits – 35.2%
May 2009 – Opened second branch in
Baton Rouge
May 2009
FY 2008
FY 2008 – Achieved profitability in
second full year of operations
(1) For the five years ended December 31, 2013
July 2014 – Completed initial public
offering of 3.3 million shares
July 2014
August 2014
August 2014 – Opened additional
branch in Baton Rouge market

Financial Highlights

(1) Efficiency ratio is a non-GAAP financial measure
Note: Gross loans includes loans held for sale (HFS)
Dollar values in thousands except share data
Year Ended December 31, Nine Months Ended
2012 2013 9/30/2014
Financial Highlights
Total Assets $375,446 $634,946 $784,597
Gross Loans $305,741 $509,124 $634,747
Total Deposits $299,670 $532,606 $621,612
Total Stockholders' Equity $43,553 $55,483 $102,165
Shares Outstanding 3,210,816                                         3,945,114                                         7,253,774
Capital Ratios
TE / TA 11.60% 8.74% 13.03%
Tier 1 Leverage Ratio 11.55% 9.53% 13.52%
Total RBC Ratio 13.95% 11.51% 16.42%
Asset Quality
NPAs / Total Assets 0.62% 0.79% 0.56%
NPLs / Loans 0.02% 0.30% 0.25%
Loan Loss Reserves / NPLs 5136.00% 227.00% 296.01%
NCOs / Avg Loans (0.12%) 0.09% 0.04%
Performance Ratios
Net Income $2,361 $3,168 $3,388
ROAE 5.90% 6.10% 6.34%
ROAA 0.74% 0.64% 0.64%
Net Interest Margin 4.04% 4.10% 3.85%
Efficiency Ratio¹ 74.32% 78.07% 73.69%
Per Share Data
Tangible Book Value per Share $12.68 $13.24 $13.64
Diluted Earnings per Share $0.71 $0.81 $0.65

Current Strategy
•
Management
– Continue to add experienced bankers in new and existing markets
•
Market
– Southern Louisiana focus with complementary new market expansion
•
Growth
– Leverage existing infrastructure in four markets
– Limited de novo branching
– Opportunistic, disciplined acquisition strategy
•
Asset Quality
– Loan portfolio diversity
– Disciplined credit philosophy – legacy delinquencies less than 1%
•
Profitability
– Expected to increase as investment in infrastructure has already been made

Growth Has Been the Story
Total Assets
Gross Loans

FCB Acquisition
FCB Acquisition
SLBB Acquisition
SLBB Acquisition
Note: Grey shading denotes the marked value of acquired assets and loans on date of the respective acquisitions of South Louisiana Bank (closed on October 1, 2011) and First Community Bank (closed on May 1, 2013)

Loan Composition
2007 2014 Q3
Business Lending Portfolio²

Total Loans¹: $581.4 million Total Loans¹: $53.9 million
(1) Total loans includes gross loans less loans held for sale
(2) Business lending portfolio includes Owner Occupied CRE and C&I loans as of September 30, 2014

Credit Metrics

NPAs / Total Loans + OREO
NCOs / Average Loans
2012
Peers¹ Investar
Peers¹ Investar
(1) Peer group consists of 2013 UBPR peers produced by the FFIEC and defined by a combination of asset size, number of branches and location in a Metropolitan Statistical Area

Disciplined Lending

• Reserves / Total Loans¹ , ²: 0.74%
• Reserves / (Total Loans¹ – Acquired):  0.81%
• (Reserves + FV Marks) / Total Loans¹ , ²: 0.90%
Reserves / Total Loans¹ , ²
Reserves / NPLs Provision Expense / NCOs
(1) Total loans excludes loans held for sale and allowance for loan losses
(2) Includes $48.6 million of loans from previous acquisitions that were marked-to-market as of September 30, 2014
(3) Reserves/NPLs for December 31, 2011 was 6,236%
(4) Reserves/NPLs for December 31, 2012 was 5,136%
(5) Investar recorded net recoveries in FY 2012
Ex Acquired NPLs
1,250% 578%

Auto Portfolio
•
Core competency
• 19.8% of the loan portfolio, net of HFS
•
Program began early 2008
• Hired an experienced team from Capital One and have added experienced personnel, most recently from Chase
•
Long-term relationships with auto dealers
• Non-exclusive relationships with dealerships in Baton Rouge, New Orleans, Hammond and
Lafayette
• Currently evaluating new markets including Texas, Mississippi, Alabama and Florida
•
Minimized losses
•
Utilize reporting capabilities
to produce static pools
• Helps identify any negative trends and effectively manage risk
•
Centralized underwriting process performed by Bank
•
Planned sale of pools to manage size of portfolio
• Approximately $50 million classified as held for sale at September 30, 2014
•
In general, servicing rights are retained (began in 2013)

Auto Portfolio – By the Numbers

•
As of September 30, 2014:
– 19.8% of loan portfolio, net of HFS
– 69 month average original term
– 3.57% average yield
– 736 average FICO score
– 0.12% auto-NCOs / Avg auto loans
Auto Charge-offs
Dollar values in millions
Average Auto Loans
Year Ended December 31, Nine Months Ended
2009 2010 2011 2012 2013 2013 Q3 2014 Q3
$30.5 $44.4 $70.0 $87.5 $108.4 $101.1 $155.8

Deposit Composition and Growth
Deposit Composition ¹
($621.6 million)
Total Deposits
2009 - Present
•
Strategy has been to bring in customers through
competitive rates, then implement an aggressive
cross-sell strategy

(1) As of September 30, 2014

Performance Metrics

Net Interest Margin
Expense Ratios
Year Ended,
2009 2010 2011 2012 2013 2014 Q3
Employees 23 49 70 100 167 175
Locations 2 4 5 7 10 11
(1) Efficiency ratio is a non-GAAP financial measure
(2) Represents annualized Q3 2014 data

Profitability +120% +37% +29% +123% +24% 16 Pre-Tax Income

Opportunistic Acquirer
•
Two whole bank transactions since 2011
•
Processes and infrastructure established to analyze selective opportunities going forward

• Announced: June, 2011
• Closed: October, 2011
• 1 Branch in Prairieville, LA
• $31.5 million in gross loans¹
• $38.6 million in deposits¹
• Announced: January, 2013
• Closed: May, 2013
• 2 Branches – Hammond and Mandeville, LA
• $77.5 million in gross loans¹
• $86.5 million in deposits¹
Rationale
• Entered Ascension Parish with 3.4% deposit
market share
• Capital accretive
• Management talent
Rationale
• Recorded bargain purchase gain (86% of book
value)
• Initial entrance into Hammond market plus another
location in the New Orleans MSA
South Louisiana Business Bank First Community Bank
•
Focused on existing footprint and complementary markets in Southern Louisiana
•
63% of Louisiana-headquartered banks < $250 million in assets²
•
83% of Louisiana-headquartered banks < $500 million in assets²
Current Landscape
(1) Based on fair values at time of closing
(2) As of March 31, 2014

Investment Highlights
•
Strong historical balance sheet and earnings growth
•
Meaningful organic opportunities exist in market
•
Profitable with room to grow into current infrastructure
•
Clean asset quality
•
Experienced management team
•
Experienced, disciplined acquirer
•
Committed level of insider ownership

19 Appendix

Loan Composition

Loan Composition Year Ended December 31, Quarter Ended
2011 2012 2013 September 30, 2014
Amount % Amount % Amount % Amount %
Mortgage Loans on Real Estate
Construction and Land
Development
$21,171 9.61% $20,271 7.02% $63,170 12.53% $62,342 10.72%
1-4 Family 46,664             21.19 54,813             18.98 104,685           20.77 131,953           22.69
Multifamily 1,454                0.66 1,750                0.61 14,286             2.83 16,665             2.87
Farmland 8                         0.00 64                       0.02 830                    0.16 2,249                0.39
Non-farmland, Non-
residential
56,467             25.64 99,927             34.61 157,363           31.22 208,868           35.92
Commercial and Industrial 11,499             5.22 15,319             5.31 32,665             6.48 44,299             7.62
Consumer Installment Loans 82,986             37.68 96,609             33.46 131,096           26.01 115,065           19.79
Total Loans $220,249 100.00% $288,753 100.00% $504,095 100.00% $581,441 100.00%

Per Share Growth 21 TBV / Share Diluted EPS

Non-GAAP Financial Measures

Tangible book value per share, the ratio of tangible equity to tangible assets, and the efficiency ratio are not financial measures recognized under
GAAP and, therefore, are considered non-GAAP financial measures. Our management, banking regulators, many financial analysts and other investors use these non-GAAP financial measures to compare the capital adequacy of banking organizations with significant amounts of preferred equity and/or goodwill or other intangible assets, which typically stem from the use of the purchase accounting method of accounting for mergers and acquisitions. Tangible equity, tangible assets, tangible book value per share or related measures should not be considered in isolation or as a substitute for total stockholders’ equity, total assets, book value per share or any other measure calculated in accordance with GAAP. Moreover, the manner in which we calculate tangible equity, tangible assets, tangible book value per share and any other related measures may differ from that of other companies reporting measures with similar names. The following table reconciles, as of the dates set forth below, stockholders’ equity (on a
GAAP basis) to tangible equity and total assets (on a GAAP basis) to tangible assets and calculates our tangible book value per share.
Dollar values in thousands except per share amounts
Year Ended December 31, Nine Months Ended
2009 2010 2011 2012 2013 2013 Q3 2014 Q3
Total Stockholders‘ Equity - GAAP $15,219 $16,814 $35,166 $43,553 $55,483 $55,504 $102,165
Adjustments
Goodwill $0 $0 $2,684 $2,684 $2,684 $2,684 $2,684
Other Intangibles $0 $0 $155 $145 $573 $583 $542
Tangible Equity $15,219 $16,814 $32,327 $40,724 $52,226 $52,237 $98,939
Total Assets - GAAP $173,915 $209,465 $279,330 $375,446 $634,946 $563,818 $784,597
Adjustments
Goodwill $0 $0 $2,684 $2,684 $2,684 $2,684 $2,684
Other Intangibles $0 $0 $155 $145 $573 $583 $542
Tangible Assets $173,915 $209,465 $276,491 $372,617 $631,689 $560,551 $781,371
Total Shares Outstanding
Book Value Per Share $10.88 $11.46 $12.82 $13.56 $14.06 $14.07 $14.08
Effect  of Adjustment $0.00 $0.00 ($1.03) ($0.88) ($0.82) ($0.82) ($0.44)
Tangible Book Value Per Share $10.88 $11.46 $11.79 $12.68 $13.24 $13.25 $13.64
Total Equity to Total Assets 8.75% 8.03% 12.59% 11.60% 8.74% 9.84% 13.03%
Effect of Adjustment 0 0 (0.90) (0.67) (0.47) (0.52) (0.37)
Tangible Equity to Tangible Assets 8.75% 8.03% 11.69% 10.93% 8.27% 9.32% 12.66%
Efficiency Ratio
Noninterest Expense $4,052 $6,195 $8,615 $11,645 $19,024 $13,406 $17,429
Income before Noninterest Expense $4,552 $7,293 $10,116 $14,985 $23,340 $17,454 $22,454
Provision $1,273 $1,019 $639 $685 $1,026 $340 $1,198
Efficiency Ratio 69.6% 74.5% 80.1% 74.3% 78.1% 75.3% 73.7%